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                                                                    EXHIBIT 32.2



             PRINCIPAL EXECUTIVE OFFICER'S CERTIFICATION PURSUANT TO
                                  SECTION 1350
                            (furnished but not filed)




In connection with the Quarterly Report of ViaVid Broadcasting Inc. (the Company) on Form 10-QSB/A for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brian Kathler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Brian Kathler
    -------------



Brian Kathler
Chief Financial Officer
June 24, 2005